UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

SAFENET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20634 (Commission File Number)	52-1287752 (IRS Employer Identification No.)

4690 Millennium Drive
Belcamp, Maryland 21017
(Address of Principal Executive Offices)(Zip Code)

(443) 327-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On June 10, 2005, SafeNet, Inc. (“SafeNet”) completed the merger of Sidecast Merger Corp., a Delaware corporation and wholly-owned subsidiary of SafeNet (“Merger Sub”), with and into MediaSentry, Inc., a Georgia corporation (“MediaSentry”), pursuant to the Agreement and Plan of Reorganization (the “Merger Agreement”) by and among SafeNet, Merger Sub, MediaSentry, certain of the shareholders of MediaSentry, and the representative of the shareholders of MediaSentry. Pursuant to the merger, MediaSentry became a wholly-owned subsidiary of SafeNet and the shareholders of MediaSentry were paid aggregate consideration of approximately $20 million, consisting of an aggregate of approximately $14 million in cash and $6 million in shares of common stock of SafeNet, subject to adjustment in accordance with the terms of the Merger Agreement, and complemented by an earnout schedule. The parties have agreed that $4 million of the shares of SafeNet stock to be issued as consideration will be held in escrow for one year after closing as security for any claims of SafeNet under the Merger Agreement.

      The cash consideration for the merger was funded with cash on hand. The amount of consideration was determined on the basis of arm’s length negotiations between SafeNet and MediaSentry.

Item 9.01 Financial Statements and Exhibits.

            (a) Financial statements: In accordance with Item 9.01(a) of Form 8-K, the financial statements for MediaSentry, Inc. required pursuant to Regulation S-X will be filed by amendment to this Form 8-K on or before August 26, 2005.

            (b) Pro forma financial information: In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X will be filed by amendment to this Form 8-K on or before August 26, 2005.

            (c) Exhibits:

Exhibit 2.1	Agreement and Plan of Reorganization dated June 1, 2005 by and among SafeNet, Inc., Sidecast Merger Corp., MediaSentry, Inc., certain of the shareholders of MediaSentry, Inc., and the representative of the shareholders of MediaSentry, Inc. (filed as an exhibit to the Form 8-K filed by SafeNet, Inc. with the Securities and Exchange Commission on June 6, 2005 and incorporated herein by reference).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2005

SAFENET, INC.
By:	/s/ Anthony A. Caputo
Anthony A. Caputo,
Chairman and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SAFENET, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM
2.1	Agreement and Plan of Reorganization dated June 1, 2005 by and among SafeNet, Inc., Sidecast Merger Corp., MediaSentry, Inc., certain of the shareholders of MediaSentry, Inc., and the representative of the shareholders of MediaSentry, Inc. (filed as an exhibit to the Form 8-K filed by SafeNet, Inc. with the Securities and Exchange Commission on June 6, 2005 and incorporated herein by reference).

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